EXHIBIT 10.11



























































                                                                  Page 369
















              BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                     EMPLOYEES' PROFIT SHARING PLAN

             As Amended and Restated Effective July 3, 1994
         [incorporating amendments effective September 1, 1995]






























                                                                Page 369


                            TABLE OF CONTENTS

                                                               Page

                     Definitions . . . . . . . . . . . . . . . . 1

      ARTICLE I      Participation. . . . . . . . . . . . . . .  5

      ARTICLE II     Participant Deferral Contributions. . . . . 6

      ARTICLE III    Employer Matching Contributions. . . . . .  9

      ARTICLE IV     Profit Sharing Contributions. . . . . . .  13

      ARTICLE V      Rollover Contributions; Direct Transfers. .13

      ARTICLE VI     Contribution Limitations. . . . . . . . . .16

      ARTICLE VII    Investment of Funds. . . . . . . . . . . . 18

      ARTICLE VIII   Vesting of Interest. . . . . . . . . . . . 20

      ARTICLE IX     Payments From Accounts. . . . . . . . . . .23

      ARTICLE X      Loans. . . . . . . . . . . . . . . . . . . 28

      ARTICLE XI     Administration. . . . . . . . . . . . . .  30

      ARTICLE XII    Trustee. . . . . . . . . . . . . . . . .   31

      ARTICLE XIII   Termination and Amendment. . . . . . . .   32

      ARTICLE XIV    Miscellaneous . . . . . . . . . . . . . .  33

      ARTICLE XV     Top Heavy Provisions. . . . . . . . . . .  33

      APPENDIX A

      APPENDIX B









                                                                  Page 370


                 BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
                       EMPLOYEES' PROFIT SHARING PLAN



          This Plan was originally established by the Board of

Directors of Burlington Coat Factory Warehouse Corporation,

effective November 1, 1983, for the exclusive benefit of eligible employees of the Company and their beneficiaries.  Effective July

3, 1994, the Plan has been amended and restated in order to comply with the provisions of the Tax Reform Act of 1986 as well as certain other subsequent legislative changes.  Effective September

1, 1995, the Plan has been further amended to provide additional retirement security for Company employees through a deferred savings and investment program.  The Plan, as so amended, is designed as a profit sharing plan which incorporates a cash or deferred arrangement under section 401(k) of the Internal Revenue

Code of 1986, as amended, and Plan provisions shall be interpreted accordingly.

Definitions:
------------

          The following words and phrases shall have the meanings

provided below, except as otherwise required by the context.  As used in the Plan, the masculine pronoun shall be deemed to include the feminine, and the singular number, the plural, unless a

different meaning is clearly indicated by the context.

          "Accounts" means the Profit Sharing Account, Company
     Account, Deferral Account, Rollover Account, Transfer Account and Prior Plan Account, as applicable, maintained for a Participant.

          "Affiliate" means the Company and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Company, or any trade or business (whether or not incorporated) which is under


                                                                  Page 371



     common control (within the meaning of Code section 414(c)) with the Company.

          "Board of Directors" means the Board of Directors of the Company.

          "Break in Service" means a Plan Year during which a Participant fails to complete at least five hundred and one
     (501) Hours of Service. For purposes of determining whether a Break in Service has occurred, a Participant who is absent from employment because of a Leave of Absence, pregnancy, the birth of the Participant's child, the placement of a child with the Participant for adoption, or the need to care for such child during the period immediately following such birth or placement shall be given credit for each Hour of Service which otherwise would normally have been credited to such Participant but for such absence. If the Committee is unable to determine the number of such hours, eight Hours of Service shall be credited per day of absence. No more than 501 Hours of Service shall be credited to a Participant under this paragraph because of such Leave of Absence, pregnancy or placement. Hours of Service shall not be credited to a Participant under this paragraph unless such Participant furnishes to the Committee such timely information as the Committee may require to establish that the absence from employment is for reasons described above and to establish the number of days for which there was such an absence. Hours of Service credited under this paragraph shall be credited only for the Plan Year in which the absence begins, if the Participant would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service or, in any other case, in the immediately following Plan Year.

          "Code" means the Internal Revenue Code of 1986, as may be amended from time to time and the regulations promulgated thereunder.

          "Company" means Burlington Coat Factory Warehouse Corpo-ration, or any successor entity.

          "Committee" means the committee appointed by the Board of Directors pursuant to Section 11.1.

          "Company Account" means the separate account maintained for each Participant to which Employer matching contributions and related earnings are credited under ARTICLE III.

          "Compensation" means the total annual wages and salary (not in excess of $150,000, as may be adjusted by the Secretary of the Treasury from time to time) of an Employee from the Employer, but excluding other contributions to this Plan or contributions to other employee benefit plans of the

                                                                  Page 372

     Employer. In determining the Compensation of an Employee for purposes of the immediately preceding sentence, the rules of Code section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and lineal descendants of the Employee who have not attained age 19 before the close of the year. The dollar limitation, as adjusted, will be allocated among the members of the family unit in proportion to each member's Compensation.

          "Deferral Account" means the separate account maintained for each Participant to which a Participant's deferral contributions and related earnings are credited under ARTICLE II.

          "Effective Date" means July 3, 1994, the effective date of this amendment and restatement of the Plan.

          "Eligible Employee" means each Employee who meets the eligibility requirements for Plan participation under Article
     I.  Notwithstanding the foregoing, for purposes of Sections
     2.4 and 2.5, an Eligible Employee includes an Employee whose eligibility to make contributions to the Plan has been suspended because of a hardship withdrawal pursuant to Section 9.9.

          "Employee" means an individual in the regular employment of the Employer, but excluding an independent contractor, a non-resident alien, and an employee covered by a collective bargaining unit whose retirement benefits were the subject of good faith bargaining between the Employer and the Employee's representative representing such unit unless agreed upon between such representative and Employer.

          "Employer" means the Company or a Participating
     Affiliate.

          "Highly Compensated Employee" means an individual described in Code section 414(q).

          "Hour of Service" means each hour for which an Employee either is directly or indirectly paid, or entitled to payment by the Employer or an Affiliate. The number of Hours of Service, and the period to which such hours shall be credited, will be determined in accordance with Department of Labor regulations Section 25.200b-2. An hour for which an Employee is paid at an overtime or premium rate shall be included only as a single hour. An Employee with respect to whom the Employer or an Affiliate does not maintain records reflecting the number of hours for which he is paid shall be credited with 45 Hours of Service for each week or part thereof he is paid or entitled to be paid by the Employer or an Affiliate.

                                                                  Page 373

          "Investment Funds" means each of the Investment Funds provided for in Section 7.2 and set forth in Appendix A.

          "Key Employee" means an individual described in Code
     section 416(i)(1).

          "Leave of Absence" means a period of absence from employment because (i) an Employer grants an Employee a leave of absence for a specified period of time (not to exceed two years) and such leaves are granted on a nondiscriminatory basis; (ii) an Employee is on active military duty but not only to the extent his employment rights are protected by the Military Selective Service Act or the Uniformed Services Employment and Reemployment Rights Act of 1994; or (iii) the Employee is temporarily laid off by an Employer.

          "Participant" means an Eligible Employee participating in the Plan in accordance with ARTICLE I.

          "Participating Affiliate" means an Affiliate to which the Board of Directors has extended the Plan and which adopts the Plan as a participating employer by action of its board of directors or other governing body.

          "Plan" means the Burlington Coat Factory Warehouse
     Corporation Employees' Profit Sharing Plan, as set forth herein (including any Appendices hereto) and as may be amended from time to time.

          "Plan Year" means the 12 month period beginning on the first day of the Company's fiscal year and ending on that Saturday of the following calendar year which falls closest to June 30.

          "Prior Plan" means the Burlington Coat Factory Warehouse Corporation Employees Profit Sharing Plan, as in effect prior to the Effective Date.

          "Prior Plan Account" means the separate account for a Participant in which the Participant's account under the Prior Plan and related earnings are credited.

          "Profit Sharing Account" means the separate account for a Participant in which the Participant's profit sharing contributions and related earnings are credited under ARTICLE IV.

          "Retirement" means the later of (i) a Participant's termination of employment with the Employer on or after age 65 or (ii) the fifth anniversary of the date on which he commenced participation in the Plan.

                                                                 Page 374


          "Rollover Account" means the separate account maintained for a Participant to which the Participant's rollover contributions and related earnings are credited under Section 5.1.

          "Stock" means the Company's common stock, par value $1.00 per share.

          "Transfer Account" means the separate account maintained for a Participant to which amounts transferred on behalf of a Participant and related earnings are credited under Section
     5.2.

          "Trust Agreement" means the agreement between the Trustee and the Company pursuant to which the Trust Fund is established and maintained, as provided in ARTICLE XII.

          "Trustee" means the trustee under the Trust Agreement.

          "Trust Fund" means the trust under the Plan established pursuant to the Trust Agreement, as provided for in ARTICLE
     XII.

          "Valuation Date" means the last business day of each Plan Year, and such other date as may be determined by the Committee in its sole discretion.

          "Year of Service" means a Plan Year during which a Participant completes at least 1,000 Hours of Service; provided, that for purposes of determining an Employee's eligibility to participate in the Plan, pursuant to ARTICLE I, a Year of Service shall mean any twelve (12) consecutive month period, beginning on or after the Employee's date of employment with an Employer, during which he completes at least 1,000 Hours of Service; and further provided, that an Employee who is credited with at least 1,000 Hours of Service in both his first 12 consecutive months of employment and the Plan Year which begins during such 12 month period shall be credited with two Years of Service at the end of such Plan Year.







                                                                Page 375

                                 ARTICLE I

                               PARTICIPATION


     1.1  Participation in the Plan shall be offered only to

Eligible Employees of the Employer. Once an Employee has become an

Eligible Employee, he will continue to be an Eligible Employee until he ceases to be an Employee.

     1.2  Each Employee on the Effective Date who was a participant in the Prior Plan shall become a Participant in the profit sharing feature of the Plan, as described in ARTICLE IV, as of the

Effective Date.  Each other Employee shall be become an Eligible

Employee following the attainment of age 21 and the completion of one Year of Service.

     1.3  At the time an Employee becomes an Eligible Employee, he will be provided with a written application for participation in the salary deferral feature of the Plan and an explanation of the

Plan.  Each Eligible Employee shall become a Participant with respect to the salary deferral feature of the Plan as soon as administratively feasible following the date on which his

application is received by the Committee.

     1.4  A Participant who (a) ceases to be an Employee or (b)

enters the military service of the United States, shall be an inactive Participant.  Any interest of such inactive Participant in the Investment Funds shall be allowed to remain, subject to ARTICLE

IX.


                                                                  Page 376
                                ARTICLE II

                    PARTICIPANT DEFERRAL CONTRIBUTIONS


     2.1  Subject to Sections 2.4 and 2.5 and ARTICLE VI, a

Participant may elect to defer prospectively by payroll deduction from 1% to 15% of his Compensation, in whole percentages.

     2.2  A Participant may change or suspend his deferral per-

centage as of the first payroll date of any future month subsequent to his becoming a Participant by timely delivering the appropriate form to the Committee.

     2.3  The Employer shall contribute to the Plan, on behalf of each Participant who elects pursuant to Section 2.1 to defer a percentage of his Compensation, an amount in cash equal to the amount deferred by the Participant.  All such contributions,

together with any related earnings, shall be credited to the

Participant's Deferral Account.

     2.4  (a)  If the actual deferral percentage (as defined in paragraph (c) below) of Compensation for Participants who are

Highly Compensated Employees is more than the amount permitted under the deferral limitations set forth in paragraph (b) below,

there shall be a reduction in the portion of the contributions credited to the Deferral Accounts of those Participants who are

Highly Compensated Employees and who elected to defer the highest percentage of Compensation such that the deferral limitations are satisfied.  The Employer shall distribute to such Participants any excess deferral contributions, and any related earnings, no later than 2 1/2 months following the Plan Year in which such excess

                                                                  Page 377

deferral contributions are made.  In addition, if the Employer believes that contributions would be in excess of the deferral limitations set forth in paragraph (b) below, the Employer may in its sole discretion suspend, in whole or part, deferral

contributions to the Plan made on behalf of Participants who are

Highly Compensated Employees.  In such case the amounts which would ordinarily be deferred in a payroll period shall be paid directly to such Participants.

          (b)  The actual deferral percentage for any Plan Year of

all Eligible Employees who are Highly Compensated Employees shall not exceed, alternatively:  (A) 125% of the actual deferral

percentage for all Eligible Employees who are not Highly

Compensated Employees; or (B) 200% of the actual deferral

percentage for Eligible Employees who are not Highly Compensated

Employees; provided that, solely for purposes of clause (B) above,

the actual deferral percentage for all Eligible Employees who are

Highly Compensated Employees does not exceed the actual deferral percentage for all Eligible Employees who are not Highly

Compensated Employees by more than 2%, or such other amount that the Secretary of the Treasury shall prescribe.

          (c)  For purposes of this Section 2.4, the actual

deferral percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios, calculated

separately for each Eligible Employee in such group, of (i) the amount of contributions to the Deferral Account and Company Account

(to the extent taken into account for purposes of the actual deferral percentage test) made on behalf of each Eligible Employee

                                                                  Page 378

for such Plan Year to (ii) the Eligible Employee's Compensation for

such Plan Year.  However, for purposes of determining the actual deferral percentage for a Plan Year of an Employee who is a 5%

owner of the Company or who is one of the ten most highly-paid

Highly Compensated Employees, the deferral contributions (and

Employer matching contributions, if treated as deferral

contributions for purposes of the actual deferral percentage test)

and Compensation of such Highly Compensated Employee shall include the deferral contributions (and Employer matching contributions, if treated as deferral contributions for purposes of the actual deferral percentage test) and Compensation for the Plan Year of

"family members" (as defined in Code section 414(q)(6)).  "Family members," with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the actual deferral percentage both for Eligible Employees who are not Highly

Compensated Employees and for Eligible Employees who are Highly

Compensated Employees.  In addition, for purposes of determining the actual deferral percentage test, deferral contributions and

Employer matching contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

          (d)  If a reduction in the amount of deferral

contributions on behalf of a Participant is required because of the application of paragraph (a) above, the reduction shall be treated as taxable earnings to the Participant for the pay period in which the reduction occurs, and the Employer shall withhold any taxes required by law on such taxable earnings.

                                                                 Page 379

          (e)  If a distribution of excess deferral contributions

(and related earnings) is required because of the application of paragraph (a) above, the Employer shall withhold any taxes required by law on such distribution.

     2.5  Notwithstanding anything contained herein to the

contrary, the maximum amount of contributions credited to the

Deferral Account on behalf of a Participant in any calendar year may not exceed $9,240  (as may be adjusted by the Secretary of the

Treasury to reflect increases in the cost of living), and any such contributions made to the Deferral Account in excess of such amount

(as adjusted), plus any related earnings on such excess amount,

shall be distributed to the Participant no later than April 15 following the close of the calendar year in which such excess contributions are made.


                                 ARTICLE III

                      EMPLOYER MATCHING CONTRIBUTIONS


     3.1  Subject to the provisions of Sections 3.2 and 3.3 and

ARTICLE VI, the Employer shall contribute in cash to the Plan each month an amount equal to 100% of a Participant's deferral

contributions (but not in excess of $250 for any Participant) made pursuant to Section 2.1 on behalf of each Participant; provided however, that the Company may, in its discretion, contribute Stock,

valued at its fair market value, in lieu of cash for all or any part of its contribution under this Section 3.1.  Employer matching contributions shall be credited to a Participant's Company Account.

                                                                  Page 380

     3.2  (a)  If the contribution percentage (as defined in

paragraph (c) below) of Compensation for Participants who are

Highly Compensated Employees is more than the amount permitted under the special limitations set forth in paragraph (b) below,

there shall be a reduction in the Employer matching contributions credited to the Company Accounts of those Participants who are

Highly Compensated Employees so that such special limitations are satisfied.  Any excess Employer matching contributions made to the

Trust Fund (plus any related earnings) shall be distributed to such

Participants before the end of the Plan Year following the Plan

Year in which such excess Employer matching contributions are made.

In addition, if the Employer or the Committee determines that

Employer matching contributions would be in excess of the special limitations set forth in paragraph (b) below, the Employer may, in its sole discretion, suspend, in whole or in part, deferral

contributions to the Plan made on behalf of Participants who are

Highly Compensated Employees and, therefore, related Employer matching contributions with respect to such Participants (in which case the deferral contributions that would ordinarily be

contributed to the Trust Fund on such Participants' behalf in a payroll period shall be paid directly to such Participants).

          (b)  The contribution percentage for any Plan Year of all

Eligible Employees who are Highly Compensated Employees shall not exceed, alternatively:  (A) 125% of the contribution percentage for all Eligible Employees who are not Highly Compensated Employees, or

(B) 200% of the contribution percentage for Eligible Employees who are not Highly Compensated Employees; provided that, solely for

                                                                  Page 381
purposes of clause (B) above, the contribution percentage for

Eligible Employees who are Highly Compensated Employees does not exceed the contribution percentage for Eligible Employees who are not Highly Compensated Employees by more than 2%, or such other amount that the Secretary of the Treasury shall prescribe.

          (c)  For purposes of this Section 3.2, the contribution

percentage for a specified group of Eligible Employees for a Plan

Year shall be the average of the ratios, calculated separately for each Eligible Employee in such group, of (i) the amount of Employer matching contributions made on behalf of each Eligible Employee for such Plan Year (to the extent not taken into account for purposes of the actual deferral percentage test) to (ii) the Eligible

Employee's Compensation for such Plan Year.  However, for purposes of determining the contribution percentage for a Plan Year of a 5%

owner of the Company or one of the ten most highly-paid Highly

Compensated Employees, the Employer matching contributions (to the extent not taken into account for purposes of the actual deferral percentage test) of such Highly Compensated Employee shall include the Employer matching contributions (to the extent not taken into account for purposes of the actual deferral percentage test) and

Compensation for the Plan Year of "family members" (as defined in

Code section 414(q)(6)).  "Family members," with respect to such

Highly Compensated Employees, shall be disregarded as separate employees in determining the average contribution percentage both for Eligible Employees who are not Highly Compensated Employees and

for Eligible Employees who are Highly Compensated Employees.  In

addition, for purposes of determining the contribution percentage

                                                                   Page 382

test, Employer matching contributions will be considered made for a Plan Year if made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

          (d)  If a distribution of excess Employer matching

contributions (and related earnings) is required because of the application of (a) above, the Employer shall withhold any taxes required by law on such distribution.

          (e)  In the event an active Participant is required to

reduce his deferral contributions to the Plan as a result of the application of the provisions of Section 2.4(a), the Employer matching contribution under Section 3.1(a) made on behalf of the

Participant for the remainder of the Plan Year shall be applied to the reduced amount of deferral contributions.

     3.3  If both the actual deferral percentage and the average contribution percentage of Highly Compensated Employees exceeds

1.25 multiplied by the actual deferral percentage and contribution percentage of the non-Highly Compensated Employees, multiple use will occur.  In the event of multiple use, if one or more Highly

Compensated Employees participate in a plan(s) subject to both the actual deferral percentage and contribution percentage tests and the sum of the two percentages of those Highly Compensated

Employees subject to either or both tests exceeds the "aggregate limit," then the average contribution percentage of those Highly

Compensated Employees who also participate in a salary deferral arrangement will be reduced (beginning with the Highly Compensated

Employee whose contribution percentage is the highest) so that the limit is not exceeded.  For the purposes of this Section,

                                                                  Page 383

"aggregate limit" shall mean the sum of (i) 125% of the greater of the actual deferral percentage or the average contribution

percentage for non-Highly Compensated Employees for the Plan Year

and (ii) the lesser of 200% of, or two percentage points plus, the smaller of such actual deferral percentage or average contribution percentage.

                                 ARTICLE IV

                       PROFIT SHARING CONTRIBUTIONS

     4.1  Subject to Article VI, the Company shall contribute to the Plan for each Plan Year such amount in cash as shall be

authorized by the Board of Directors in its sole discretion.

     4.2  The amount contributed for any Plan Year shall be

allocated proportionately among the Profit Sharing Accounts of

Eligible Employees.  The Profit Sharing Account of each Eligible

Employee shall be credited with a proportionate amount of such contribution equal to the proportion that his Compensation for such

Plan Year bears to the total Compensation of all Eligible Employees for such Plan Year.

                                 ARTICLE V

                 ROLLOVER CONTRIBUTIONS; DIRECT TRANSFERS

     5.1  Subject to the provisions of the Plan and to rules of uniform application to be promulgated by the Committee, an Eligible

Employee, or Employee who is not yet an Eligible Employee, may make a contribution to the Plan in cash which qualifies as a "rollover amount", "rollover contribution," or "eligible rollover

                                                                  Page 384
distribution" under Code section 403(a)(4), 408(d)(3) or

402(f)(2)(A), respectively.  An Employee who wishes to make such a contribution shall timely file with the Committee a written notice requesting approval for such contribution, affirming that his contribution qualifies as a rollover amount, rollover contribution or eligible rollover distribution.  Investment of such

contribution, as between or among the Investment Funds, as

applicable, shall be as directed by the Employee in accordance with the provisions of Sections 7.3 and 7.4.  In addition to the written notice required under this Section 5.1, the Committee may require such further documentation from the Employee, or the applicable trustee, plan sponsor, custodian or other appropriate person, as evidence of the contribution being qualified as a rollover amount,

rollover contribution or eligible rollover distribution, and until such written notice and documentary evidence satisfactory to the

Committee have been so provided, the Committee shall not approve such contribution to the Plan.  The Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the Employee.  Contributions made by the Employee pursuant to this Section 5.1 shall be credited to the

Employee's Rollover Account.

     5.2  Subject to the provisions of the Plan and to rules of uniform application to be promulgated by the Committee, and in addition to deferral contributions or rollover contributions to the

Plan in accordance with ARTICLE II and Section 5.1, an Eligible

Employee, or Employee who has not yet become an Eligible Employee,

may have transferred directly to the Plan on his behalf his accrued

                                                                  Page 385
benefit in another retirement plan qualified under Code section

401(a) (provided such plan is not described in Code section

401(a)(11)(B)).  An Employee who wishes to have such an amount transferred shall timely file with the Committee a written notice requesting approval for such transfer, affirming that the transfer is from a tax-qualified plan.  Such transfer shall be effected directly from the transferor plan without distribution to the

Employee, as soon as practicable after receipt of such notice and approval by the Committee.  Investment of such transferred amount,

as between or among the Investment Funds, as applicable, shall be as directed by the Employee in accordance with the provisions of

Sections 7.3 and 7.4.  In addition to the written notice required under this Section 5.2, the Committee may require such further documentation from the Employee, or the applicable trustee, plan sponsor, custodian or other appropriate person, as evidence of the transfer being from a plan qualified under Code section 401(a), and until such written notice and documentary evidence satisfactory to the Committee have been so provided, the Committee shall not approve such transfer to the Plan.  The Committee shall be fully protected in relying on such written and documentary evidence presented by or on behalf of the Employee.  Transfers made by the

Employee pursuant to this Section 5.2 shall be credited to the

Employee's Transfer Account.


                                                                  Page 386

     5.3  Upon the occurrence of an event of distribution as

described in Article IX, and notwithstanding any other provisions of the Plan to the contrary that would otherwise limit a

distributee's election under this Section, a distributee may elect,

at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  For purposes of this Section 5.3, the following definitions apply:

          "Eligible rollover distribution" is any
          distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          "Eligible retirement plan" is an individual retirement account described in Code section
          408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section
          401(a), that accepts the distributee's
          eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          "Distributee" includes an Employee or former
          Employee.  In addition, the Employee's or

                                                                   Page 387

          former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          "Direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                ARTICLE VI

                         CONTRIBUTION LIMITATIONS

     6.1  (a)  Any provision of the Plan to the contrary

notwithstanding, no Employer contributions or other annual

additions to a Participant's Accounts will be made in any Plan Year in excess of the lesser of $30,000 (as adjusted from time to time by the Secretary of the Treasury) or 25% of the Participant's

"compensation" (within the meaning of Code section 415(c)(3)).

          (b)  Any provision of the Plan to the contrary

notwithstanding, in the case of a Participant who is a participant in a defined benefit plan of the Company, his maximum annual additions shall not exceed the amount which will result in a defined contribution plan fraction which when added to the defined benefit plan fraction of such Participant will exceed 1.0 for any

Plan Year.

          (c)  For purposes of applying this Section 6.1, all

defined benefit plans of the Company and any Affiliates (as

determined in accordance with Code section 415(h)), and all defined contribution plans of the Company and any Affiliates (as determined in accordance with Code section 415(h)), including the Plan, shall

                                                                  Page 388

be combined or aggregated and the maximum benefit or annual

additions limitation shall be determined on the basis of a

Participant's annual additions and benefits under all such plans.

          (d)  For purposes of this Section 6.1, (i) a defined

contribution plan means a plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account, and any income,

expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's ac-

counts except to the extent provided in (ii) below; (ii) a defined benefit plan means any plan which is not a defined contribution plan; however, in the case of a defined benefit plan which provides a benefit derived from employer contributions which is based partly on the balance of the separate account of a participant, such plan shall be treated as a defined contribution plan to the extent bene-

fits are based on the separate account of a participant and as a defined benefit plan with respect to the remaining portion of the benefits under the plan; (iii) the defined benefit plan fraction for a participant shall be a fraction the numerator of which is the lesser of (a) the product of 1.25 multiplied by the dollar

limitation in effect for the plan, or (b) the product of 1.4 multiplied by an amount equal to 100% of the Participant's average compensation for his high three years projected annual benefit under the plan, if such plan provided the maximum benefit allowed by law; (iv) the defined contribution plan fraction for a

Participant shall be a fraction the numerator of which is the sum of the annual additions to the Participant's accounts under a

                                                                  Page 389

defined contribution plan of the Company and Affiliates (as

determined in accordance with Code section 415(h)) and the

denominator of which is the sum of the lesser of the following amounts for such Plan Year and for each prior Plan Year:  (a) the product of 1.25 multiplied by the dollar limitation in effect for such Plan Year, or (b) the product of 1.4 multiplied by the 25% of

Participant's compensation (within the meaning of Code section

415(c)(3)); and (v) annual addition has the meaning set forth in

Code section 415(c)(2).

                                ARTICLE VII

                            INVESTMENT OF FUNDS

     7.1  The Employer on a monthly basis, or more frequently, will pay over to the Trustee, or its agent, contributions made to the

Plan to be held in trust and invested as provided herein and in the

Trust Agreement.

     7.2  The Trust Fund will be divided into those Investment

Funds set forth in Appendix A.

     7.3  (a) Subject to Section 7.3(b), each Participant's Profit

Sharing Account, Company Account, Deferral Account, Rollover

Account and Transfer Account, as applicable, will be invested in one or more of the Investment Funds.  Each Participant will desig-

nate the proportion (expressed as a percentage in multiples of 10%)

of his Accounts to be invested in each Investment Fund.  Such designation, once made, may be changed as of any future month.  The

Participant may also transfer the amount equivalent to his

interest, or any partial interest (expressed as a percentage in

                                                                  Page 390

multiples of 10%) from one Investment Fund to another as of the beginning of any future month.  Changes will be made by application in such form and method as approved by the Committee and will be made effective as soon as possible after such notice is delivered.

         (b)  Notwithstanding the foregoing, if the Company

contributes Stock to the Plan pursuant to Section 3.1, the portion of a Participant's Company Account represented by such Stock shall continue to be invested in Stock, subject to a change in investment designation as provided in Section 7.3(a).  Notwithstanding

anything contained herein to the contrary, a Participant who is an insider for purposes of Section 16 of the Securities Exchange Act of 1934 shall not be entitled to transfer the portion of his

Company Account which is invested in Stock to any other Investment

Fund in accordance with Section 7.3(a).

     7.4  Each Participant shall have an interest in each In-

vestment Fund in which he has elected to have invested all or any part of his deferral contributions under Section 2.1, his Employer matching contributions under Section 3.1, his profit sharing contribution under Section 4.1, his rollover contributions under

Section 5.1 and transfer amounts under Section 5.2.  His interest at any time in the Investment Funds shall be equal to the sum of such contributions and transfer amounts, adjusted from time to time to reflect his proportionate share of the income and losses

realized by such Investment Funds and of the net appreciation or depreciation in the value of such Investment Funds.  The Committee shall maintain accounts to reflect the interest of each Participant in each Investment Fund.  As of each Valuation Date, the Committee

                                                                  Page 391

shall ascertain from the Trustee the value of each Investment Fund and shall on such basis determine the value of the interests of

Participants.  The determinations of the Trustee and the Committee shall be conclusive.  Each Participant will be furnished a

statement of his Accounts at least quarterly.

     7.5  (a)  Each Participant's Prior Plan Account, if any, will be invested by the Trustee in its sole discretion and in accordance with the terms of the Trust Agreement.  Each such Participant's

Prior Plan Account shall be credited with a proportionate share of all income, gains or profits earned from the investment of the portion of the Trust Fund containing Participant's Prior Plan

Account as provided in the Trust Agreement.  Each such

Participant's Prior Plan Account shall be debited with a

proportionate share of any losses sustained by the Trustee from the investment of the Trust Fund containing Participant's Prior Plan

Account on other transactions, and of any expense incurred by the

Trustee in the administration of the Prior Plan Account under the

Trust Fund, as provided in the Trust Agreement.

          (b)  The Trustee may, in its discretion, transfer in cash

any portion of the assets in a Participant's Prior Plan Account from such Account to his Profit Sharing Account.  Upon any such transfer, the investment of such transferred amount shall be governed by the Participant's designation of Investment Funds pursuant to Section 7.3(a).


                                                                  Page 392

                               ARTICLE VIII

                            VESTING OF INTEREST

     8.1  A Participant's interest in his Deferral Account,

Rollover Account and Transfer Account, adjusted for his share of income or losses and appreciation or depreciation therein, shall be fully vested at all times.

     8.2  (a)  A Participant's interest in his Profit Sharing

Account, Company Account and Prior Plan Account, adjusted for the share of income or losses and appreciation or depreciation therein,

shall become vested in accordance with the following schedule based on the Participant's Years of Service:

                    Years of Service         Vested Percentage
                    ----------------         -----------------
                     less than 3                     0%
                         3                          20%
                         4                          40%
                         5                          60%
                         6                          80%
                         7 or more                 100%

          (b)  Notwithstanding the foregoing,

               (i) a Participant's interest in his Profit Sharing Account, Company Account and Prior Plan Account shall become fully and immediately vested upon the first to occur of the following:

                    (1)  the Participant's Retirement,

                    (2)  the Participant's Total Disability, or

                    (3)  the Participant's death; and

               (ii) a Participant who was a participant in the Prior Plan shall be no less vested in his Prior Plan
          Account than he was under the Prior Plan.

                                                                  Page 393


          (c)  For purposes of this Section 8.2, a Participant's

Years of Service shall include his entire Years of Service; pro-

vided however:

               (i) in the case of a Participant who was not vested in any portion of his Profit Sharing Account, Company Account and Prior Plan Account, his Years of Service shall not include his Years of Service completed before a Break in Service if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service, whether or not consecutive, completed before such Break in Service (such aggregate number of Years of Service shall not include any Years of Service not taken into account by reason of any prior Break in Service);

               (ii) in the case of a Participant who has a Break in Service of less than 12 months, his Years of Service shall include both the Years of Service before and after such Break in Service; and

               (iii)     in the case of a Participant who was a
          participant in the Prior Plan, his Years of Service shall include the period of his service for which he was credited for vesting purposes under the Prior Plan prior to the Effective Date.

     8.3  In the event a Participant's employment terminates before his interests in his Profit Sharing Account, Company Account and

Prior Plan Account become fully vested, the portion of such

Accounts which is not vested shall be forfeited and, subject to the provisions of Section 8.5, allocated in the manner described in

Section 4.2 to the Profit Sharing Accounts of the remaining active

Participants for the Plan Year in which such forfeiture occurs.

     8.4  Notwithstanding the provisions of Section 8.2, in the event the Plan shall be terminated or partially terminated, or upon a complete discontinuance of contributions, the interest of an affected Participant in his Profit Sharing Account, Company Account

and Prior Plan Account shall become fully vested.

                                                                  Page 394

     8.5  In the case of a former Participant who has received a distribution of his entire vested benefit under the Plan and forfeited his nonvested interest in his Accounts by reason of termination of employment for any reason, and who subsequently becomes a Participant prior to the occurrence of five consecutive one-year Breaks in Service, he shall be entitled to repay to the

Plan the full amount of such distribution.  Upon such repayment,

any interest in such Participant's Accounts which was forfeited at the time of his termination of employment shall be restored and his right to receive such interest upon a subsequent termination of employment shall be determined in accordance with Section 8.2 based upon his total Years of Service at that time, if applicable.  Such restoration shall be made from amounts forfeited under Section 8.3 in the year in which an Employee's right to such restoration arises.  To the extent that current forfeitures are insufficient to make such restoration, the Company shall make a special

contribution to the Plan to restore the forfeited amount.


                                ARTICLE IX

                          PAYMENTS FROM ACCOUNTS
                          ----------------------

     9.1  The entire vested interest of a Participant in his

Accounts shall become payable upon any of the following events:

          (i)  the Participant's Retirement;

          (ii) the Participant's Total Disability;

          (iii)     the Participant's death;

          (iv) the Participant's other termination of employment with the Employer; or

                                                                  Page 395

          (v)  upon the Participant's request in
               accordance with Section 9.8, on or
               after the Participant's attainment
               of age 59 1/2; or

          (vi) as a hardship withdrawal under
               Section 9.9.

     9.2  A Participant may, prior to termination of his employment with the Employer, designate a beneficiary to whom distribution of his interest in the Trust Fund shall be paid in the event of his death prior to the full receipt of such interest; provided,

however, that in the event the Participant is married on the date of his death, such beneficiary shall be deemed to be the

Participant's surviving spouse.  The Participant may elect to change or revoke his designated beneficiary at any time; provided,

however, that in the event prior to such change or revocation such beneficiary is the Participant's surviving spouse, such election shall not be effective unless such surviving spouse provides written consent which acknowledges the effect of such election and is witnessed by a Plan representative or a notary public.  The affirmative designation of any beneficiary and any elected change or revocation thereof by a Participant shall be made on forms provided by the Committee and shall not in any event be effective unless and until filed with the Committee.  If no designated or deemed beneficiary survives the Participant or former Participant,

or if an unmarried Participant or former Participant fails to designate a beneficiary under the Plan, the amount payable upon the death of the Participant or former Participant shall be paid to his estate.

                                                                Page 396

     9.3  Upon termination of employment for any reason, any part of a Participant's interest in his Accounts that has not vested shall be forfeited and applied in accordance with Section 8.3, and his active participation under the Plan will terminate subject to the provisions of Section 9.4.

     9.4  Notwithstanding the foregoing provisions of this ARTICLE

IX, and subject to Section 9.10, payments will be made from a

Participant's Accounts only upon the approval and direction of the

Committee, at the time and in the manner determined by the

Committee in accordance with the provisions of the Plan.  When the vested interest of a Participant becomes payable in accordance with the provisions of Section 9.1 or 9.3, the Committee shall direct the Trustee to pay from the Trust Fund an amount equal to the value of such vested interest as determined under Sections 7.4 and 7.5 as of the next Valuation Date; provided however, that,  unless the

Participant or his beneficiary elects otherwise, pursuant to

Section 9.5, any such amount shall be paid to the Participant no later than the earlier of (i) 60 days after the close of the Plan

Year in which his employment terminates or (ii) the date payment first became administratively feasible.

     9.5  The amounts payable from the Trust Fund shall be paid as a single sum; provided, however, that such single sum payment shall not be made without the consent of the Participant (or, if

applicable, his beneficiary) if such amount exceeds $3,500; and

provided further that any amounts retained in Trust Fund of a terminated Participant shall be invested solely in the [Guaranteed

Income Fund], as described in Appendix A.

                                                                  Page 397

     9.6  If any person who is entitled to receive a payment from the Plan shall die prior to such payment, the amount remaining to be paid shall be paid in a single sum to the beneficiary previously designated by the Participant whose interest is involved, or, if no such beneficiary survives, to the estate of the Participant.

     9.7  Except as otherwise provided by law or the issuance of a

"qualified domestic relations order" (within the meaning of Code section 414(p)), no person shall have the right to assign,

alienate, transfer, hypothecate or otherwise subject to lien his interest in or his benefit under the Plan, nor shall benefits under the Plan be subject to the claims of any creditor.  Any other provision of the Plan to the contrary notwithstanding, if a

qualified domestic relations order requires the distribution of all or part of an Employee's benefits under the Plan, the establishment or acknowledgment of the alternate payee's right to benefits under the Plan in accordance with the terms of such qualified domestic relations order shall in all events be deemed to be consistent with the terms of the Plan.

     9.8  Upon written application to the Committee, in such form and manner as the Committee may prescribe, a Participant who is also an Employee may on or after attainment of age 59 1/2 make a cash withdrawal once in each Plan Year from any or all of his Accounts.

The minimum cash withdrawal a Participant may make under this

Section 9.8 shall be the lesser of $500 or the balance in his

Accounts, as applicable.

     9.9  (a)  Upon written application of a Participant, the

Committee shall determine whether the Participant is entitled to

                                                                 Page 398

make a hardship withdrawal from his Deferral Account (excluding earnings on such Account), from the vested portion of his Company

Account, or from his Profit Sharing Account, Prior Plan Account,

Rollover Account or Transfer Account, as applicable, subject to the provisions of this Section 9.9.  A hardship entitling a Participant to make a withdrawal will exist if the Committee determines that the Participant has an immediate and heavy financial need.  A distribution based upon financial hardship cannot exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from reserves or other resources of the Participant.  The amount of immediate financial need may include any amount necessary to pay any Federal, state or local income taxes or penalties anticipated to result from the distribution.  The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee in

accordance with uniform and nondiscriminatory standards.  Such withdrawal shall be made upon 30 days' prior written application to the Committee.  In no event may the amount of such hardship

withdrawal exceed the amount necessary to constitute security for repayment of any outstanding loan made pursuant to ARTICLE X.

          (b)  For purposes of this Section 9.9:

               (i) A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of (1) medical expenses described in Code section 213(d) incurred by the Participant, his spouse, or any dependents (as defined in Code section 152) or necessary for these persons to obtain medical care described in Code section 213(d); (2) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                                                                  Page 399

          (3) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, or any dependents; (4) the need to prevent the eviction of the Participant from, or the foreclosure on the mortgage of, the Participant's principal residence; or (5) other events or conditions as prescribed or permitted by the Internal Revenue Service through publication of documents of general applicability;

               (ii) In addition to the events described in (b)(i) above, the Committee may determine on a nondiscriminatory basis other events or conditions which establish a Participant's immediate and heavy financial need;

               (iii) A distribution will be deemed necessary to satisfy an immediate and heavy financial need of a Participant if (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant and (2) the Participant has obtained all distributions, other than hardship withdrawals, and all nontaxable loans available under the Plan and any other plan maintained by the Company in which the Participant participates; and

               (iv) A Participant who receives a hardship with-drawal in accordance with this Section shall have contributions to his Deferral Account (as well as other employee elective contributions under any other plan of the Employer) suspended for 12 months after receipt of the hardship withdrawal; the maximum amount of contri-

          butions to his Deferral Account made on behalf of such Participant under this Plan or any other plan of the Employer in the tax year following the tax year in which he receives a hardship withdrawal shall be the applicable amount described in Section 2.5 for such tax year reduced by the amount of contributions to his Deferral Account made on behalf of such Participant in the tax year in which he receives the hardship withdrawal.

     9.10 Any other provision of the Plan to the contrary

notwithstanding, payment of a benefit under the Plan to a

Participant shall commence no later than the April 1st next

following the Plan Year in which the Participant attains age 70 1/2,

regardless of whether such Participant has retired as of such date.

                                                                  Page 400
                                 ARTICLE X

                                   LOANS
                                   -----

     10.1 Upon application to the Committee a Participant shall be permitted to borrow from his Accounts in accordance with criteria established by the Committee on a uniform and nondiscriminatory basis.  A Participant shall be permitted to have no more than one loan outstanding at one time.  Any such loan shall be evidenced by a note.

     10.2 The minimum amount that a Participant shall be permitted to borrow is $500.  The maximum aggregate amount of all outstanding loans to a Participant under this Plan and any other plan of the

Employer is the lesser of (i) $50,000 (reduced by the highest outstanding balance of any prior Plan loan during the one-year period ending on the day before the date the Plan loan is made), or

(ii) 50% of such Participant's accrued vested balances in his

Accounts.

     10.3 Each loan shall be repaid by the Participant through

equal payroll deductions, on a level amortization basis, commencing with the date of the loan, over a period of not more than 60 months.  Notwithstanding the preceding sentence, the Committee may permit repayment of a loan over a period in excess of five, but not in excess of twenty, years when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a primary residence of the Participant.  Interest on loans shall be charged at a reasonable rate, as determined by the Committee on a uniform and nondiscriminatory basis.  Such rate will remain fixed

                                                                   Page 401


for the term of the loan.  A Participant may prepay the entire balance of his loan at any time without penalty.

     10.4 No distributions pursuant to ARTICLE IX (other than

Section 9.9) shall be made until the outstanding balance of any loan plus interest thereon is repaid in full.

     10.5 If a loan is in default, the Committee shall liquidate all or any portion of the Participant's Collateral Account balance as necessary to discharge the Participant's obligation under the loan agreement before any amounts are paid to or on behalf of such

Participant.  In no event shall such liquidation occur prior to the time the Participant is entitled to a distribution under Article

IX.  The following events will be considered a default:

     (1)  death or disability of the Participant;

     (2)  termination of the Plan;

     (3)  retirement or separation from service by the Participant

          and

     (4)  failure to make any required payment of loan principal and interest.

     10.6 All loans granted under this ARTICLE X shall be granted in a uniform and nondiscriminatory manner in accordance with written loan procedures established by the Committee.

     10.7 The Company may amend the terms of, or discontinue, the loan program as it deems appropriate.  The Company or the Committee may also restrict or suspend the making of loans if it determines that the program is having adverse effects on Plan investment earnings or on Participants in general.

                                                                  Page 402
                                ARTICLE XI

                              ADMINISTRATION
                              --------------

     11.1 The Plan shall be administered by a Committee of not less than three persons appointed by the Board of Directors.  The

Company shall be the Plan Administrator and "named fiduciary"

(within the meaning of Section 402(a) of the Employee Retirement

Income Security Act of 1974, as amended) and the Committee shall assume the responsibilities and duties set forth in this

ARTICLE XI.

     11.2 The Committee shall establish rules for the ad-

ministration of the Plan.  It shall interpret the Plan in its sole discretion and its determinations shall be conclusive and binding upon all Participants and their beneficiaries.

     11.3 All expenses attributable to the administration of the

Plan and the expenses of the Trustee shall be paid out of the Trust

Fund except to the extent paid by the Employer.

     11.4 The Committee shall have the power to assign any of its responsibilities to subcommittees or members of the Committee and may designate one or more subcommittees or other persons to carry out any of its responsibilities.

     11.5 The Committee may employ such agents and such clerical and other services as it may deem advisable in carrying out the provisions of the Plan, and may consult with counsel, who may be counsel for the Company.

                                                                  Page 403


                                ARTICLE XII

                                  TRUSTEE
                                  -------

     12.1 All assets of the Plan shall be held pursuant to a Trust

Agreement between a Trustee designated by the Board of Directors and the Company.  The Trust Agreement shall provide, among other things, for a Trust Fund, to be administered by the Trustee, with respect to which all contributions shall be paid, and the Trustee shall have such rights, powers and duties as the Board of Directors shall from time to time determine.  All assets of the Trust Fund shall be held, invested and reinvested in accordance with the provisions of the Trust Agreement.

     12.2 All Employer contributions to the Plan are expressly

conditioned upon being deductible under Code section 404(a).  At no time prior to the satisfaction of all liabilities with respect to

Participants and their beneficiaries shall any part of the assets of the Plan be used for or diverted to purposes other than for the exclusive benefit of such persons; provided, however, Employer contributions may be returned to the Employer (a) within one year after the payment of a contribution, if made by the Employer by reason of a mistake of fact, (b) within one year after the date of denial of qualification of the Plan under Code section 401(a) if a contribution is conditioned upon Plan qualification and the Plan does not so qualify, or (c) within one year of the disallowance of a deduction, to the extent a deduction is disallowed for such contribution under Code section 404(a).

                                                                  Page 404

                               ARTICLE XIII

                         TERMINATION AND AMENDMENT
                         -------------------------

     13.1 The Company expects to continue the Plan indefinitely,

but the continuance of the Plan and the payment of contributions are not assumed as contractual obligations.

     13.2 The Plan may be terminated at any time by adoption of resolutions by the Board of Directors.  If the Plan shall be terminated, the Trustee shall continue to hold, invest and

administer the Trust Fund in accordance with the provisions of the

Trust Agreement and shall make distributions therefrom in accor-

dance with the provisions of the Plan, as then in effect, pursuant to instructions filed with the Trustee by the Committee upon such termination or from time to time thereafter.  Upon a complete discontinuance of contributions, or upon termination or partial termination of the Plan, each affected Participant or beneficiary shall have a nonforfeitable interest in his Accounts in the Plan.

     13.3 The Plan may be amended at any time and from time to

time, including retroactively, by adoption of resolutions by the

Board of Directors; provided, however, that no amendment shall reduce the vested percentage of a Participant's accrued benefit derived from Employer contributions below the vested percentage thereof on the date such amendment is adopted or becomes effective,

whichever is later; and provided further, that no amendment shall decrease the accrued benefit of a Participant.

                                                                  Page 405

                                ARTICLE XIV

                               MISCELLANEOUS
                               -------------

     14.1 Participation or non-participation in the Plan shall have no effect upon the employment status of any Employee.

     14.2 All benefits payable under the Plan shall be paid solely from the Plan, and the Employer assumes no liability or

responsibility with respect to such payments.

     14.3 In the event of any merger or consolidation of the Plan with, or transfer of any assets or liabilities of the Plan to, any other plan each Participant shall be entitled to receive a benefit immediately after such merger, consolidation, or transfer (computed as if such other plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer

(computed as if the Plan had then terminated).

     14.4 The Plan shall be construed and enforced in accordance with the laws of the State of New Jersey, except to the extent preempted by the laws of the United States.


                                ARTICLE XV

                           TOP HEAVY PROVISIONS
                           --------------------

          The provisions of this ARTICLE XV shall become applicable

only under the circumstances described hereunder.

     15.1 For purposes of this ARTICLE XV, the Plan shall be "top heavy" if, as of the determination date (the last day of the preceding Plan Year or, in the case of the first Plan Year, the

                                                                  Page 406

last day of such year), the present value of the cumulative account balances for Key Employees under the Plan and all other plans in the "aggregation group," as defined in Code section 416(g)(2)(A),

exceeds 60% of the present value of the cumulative account balances under all such plans for all Employees determined as of the appli-

cable "valuation date."  For purposes of this ARTICLE XV,

"valuation date" shall mean the most recent Valuation Date within a 12-month period ending on the determination date.  The present value of such account balances shall be computed in accordance with

Code section 416(g), and the above percentage ratio shall be determined by a fraction, the numerator of which is the sum of the present value of the account balances of Key Employees under the

Plan and all other plans in the aggregation group, and the denomi-

nator of which is the sum of the present value of the account balances under all such plans, including the Plan, for all

Employees.  If an individual has not performed any service for the

Employer at any time during the five-year period ending on a determination date, any accrued benefit of such individual shall not be taken into account.

     15.2 The following provisions shall be applicable to members only for any Plan Year with respect to which the Plan is top heavy:

          (a)  Notwithstanding ARTICLE III, the Employer shall make

a special contribution on behalf of each non-Key Employee who has satisfied the eligibility requirements of the Plan, whether or not a Participant in the Plan and who is in service at the end of the

Plan Year, with respect to such Plan Year in an amount which equals the lesser of (i) 3% of his Compensation (as defined in Code

                                                                  Page 407

section 414(s)), or, to the extent required by the Code and

regulations) or (ii) the largest percentage of Compensation

provided under the Plan for any Key Employee for such Plan Year without regard to this Section 15.2.  Any such special Employer contribution shall be credited to such Participant's Company

Account.  Notwithstanding the foregoing provisions of this Section

15.2(a), if a Participant in the Plan is also a participant in any defined benefit plan of the Employer, then for each Plan Year with respect to which the Plan is top heavy, such Participant's accrual of a minimum benefit under such defined benefit plan in accordance with Code section 416(c)(1) shall be deemed to satisfy the special

Employer contribution requirement of this Section 15.2(a).

Employer contributions resulting from a salary reduction election by an Employee or matching contributions shall not be counted toward meeting the minimum required allocations under this section.

The minimum allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D).

          (b)  Notwithstanding the provisions of Section 6.1, if

during any Plan Year an Employee participates in both a defined contribution plan and a defined benefit plan maintained by the

Company which comprise a "top heavy group," as defined in Code section 416(g)(2)(B), the denominators of the defined benefit plan fraction and the defined contribution plan fraction, as described in Section 6.1(d), shall be calculated by substituting "1.0" for

"1.25" each place it appears in such Section; provided, however,

that this Section 15.2(b) shall not apply with respect to a plan in

                                                                  Page 408

the top heavy group if (i) such plan would satisfy the requirements of Code section 416(h)(2)(A) and (ii) the aggregate accrued

benefits and cumulative account balances of Key Employees under all plans in the top heavy group do not exceed 90% of the aggregate accrued benefits and cumulative account balances under all such plans for all Employees.




































                                                                  Page 409

                                  SAMPLE

                                APPENDIX A
                             INVESTMENT FUNDS
                             ----------------

          This Appendix A shall be incorporated in, and be deemed

an integral part of the Plan.  Terms used in this Appendix A shall have the same meanings as ascribed in the Plan document, unless the context otherwise clearly requires.

          The Accounts of a Participant shall be invested in one or

more of the following Investment Funds, in accordance with the election of the Participant pursuant to Section 7.3 of the Plan:

     A - Fixed Income Account - invested principally in intermediate-term public and private bonds and commercial mortgages.

     B - Balanced Account - invest in a balanced portfolio of common stocks and fixed-income securities.

     C - Growth Account 1 - invested primarily in domestic, dividend paying common stocks.

     D - Growth Account 2 - invested primarily in undervalued common stock and securities convertible into common stock.

     E - Emerging Growth Account - invested primarily in common stocks of medium-sized companies that have passed their start-up phase and show positive earnings.













                                                                  Page 410


                               APPENDIX B
                         GRANDFATHER PROVISIONS
                         ----------------------


        This Appendix B shall apply to a Participant in the Prior
Plan with respect to his Prior Plan Account. Terms in this Appendix B shall have the same meanings as described in the Plan document, unless the context otherwise clearly requires.

        Upon the retirement of a Participant on or after the date on which such Participant attains age 65 or the fifth anniversary of the date on which he commenced participation in the Plan, whichever is later, such Participant shall be entitled to have his Prior Plan Account paid in one of the following manners:

        (1) Such amounts shall be paid or applied in monthly, quarterly, semi-annual or annual installments as nearly equal as practicable, over a fixed reasonable period of time not to exceed the life expectancy of such Participant, of the joint life expectancy of the Participant and his designated Beneficiary; or

        (2)    Such amounts shall be paid in a lump sum; or

        (3) Such amounts shall be used to purchase from an insurance company selected by the Trustees, a nontransferable immediate or deferred annuity contract which shall provide for a fixed number of payments over a reasonable period of time not to exceed the life expectancy of such Participant or the joint life expectancy of the Participant and his designated beneficiary and which shall not require the survival of the Participant or his designated beneficiary as a condition of payment.
























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